SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen VA Omega Fund (the “Fund”)

                Effective June 30, 2006, the Fund’s Prospectuses are revised as follows:

                The section entitled “FUND FACTS” relating to portfolio managers specific to the Fund in its Prospectuses is replaced with the following:

Portfolio Manager:

Aziz Hamzaogullari, CFA

The last sentence in the second paragraph in the section entitled “THE FUND’S INVESTMENT STRATEGY” specific to the Fund in its Prospectuses is replaced with the following:

The Fund’s portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders.

                The section entitled “THE FUNDS’ PORTFOLIO MANAGERS” specific to the Fund in its Prospectuses is replaced with the following:

Evergreen VA Omega Fund

Aziz Hamzaogullari, CFA, is a Managing Director and Director of Research with the Fundamental Equity Team at EIMC. He has been with Evergreen since 2001 and previously served as a Senior Equity Analyst for Manning & Napier Advisors, Inc. Mr. Hamzaogullari has managed the Fund since 2006.

April 24, 2006	576091